EXHIBIT 99.1

Contact:	John Oxford	Stuart Johnson
	Vice President	Senior Executive Vice President
	Public Relations Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1472
	joxford@renasant.com	stuartj@renasant.com

RENASANT CORPORATION ANNOUNCES

2007 THIRD QUARTER EARNINGS

TUPELO, MISSISSIPPI (October 16, 2007) – Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced results for the third quarter of 2007. Net income for the third quarter of 2007 was $8,297,000 as compared to $6,632,000 for the third quarter of 2006. Basic and diluted earnings per share were $0.39 for the third quarter of 2007, compared to basic earnings per share of $0.43 and diluted earnings per share of $0.42 for the third quarter of 2006. Net income for the third quarter of 2007 included approximately $373,000, or $0.02 per share, in after-tax expenses related to the Company’s acquisition of Capital Bancorp, Inc. (“Capital”) of Nashville, Tennessee, which was completed on July 1, 2007.

“We are pleased with our third quarter performance which included completion of the Capital merger, and full integration is now well underway.” commented Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “This is the first quarter that Capital’s financial performance was reflected in our earnings results, and we remain excited about our future in the Nashville, Tennessee market.”

The acquisition of Capital was completed on July 1, 2007 using the purchase accounting method under generally accepted accounting principles. Under this method of accounting, the financial statements of the Company do not reflect the results of operations or financial condition of Capital prior to July 1, 2007. As such, period-end balances incorporate the impact of the Company’s acquisition of Capital, including total assets of $615 million, total loans of $516 million, total deposits of $490 million, goodwill of $95 million and core deposit intangibles of $6 million. The Company issued approximately 2.8 million shares of Renasant Corporation common stock and paid $56 million cash in connection with the acquisition of Capital.

Total assets as of September 30, 2007 were $3.585 billion, representing a 37.3% increase from December 31, 2006 and a 41.6% increase since September 30, 2006.

Total loans grew to approximately $2.589 billion at the end of the third quarter of 2007, an increase of 41.7% from $1.827 billion at December 31, 2006. The acquisition of Capital increased loans by $516 million. The Company’s organic loan growth totaled $246 million, representing a 13.5% increase since December 31, 2006.

Total deposits grew to $2.664 billion at September 30, 2007, representing a 26.3% increase from December 31, 2006. The acquisition of Capital increased total deposits by $490 million. The Company’s organic deposit growth totaled $85 million, representing a 4.0% increase since December 31, 2006.

Net interest income grew to $26.7 million for the third quarter of 2007 compared to $21.7 million for the same period in 2006. Net interest margin declined to 3.52% for the third quarter of 2007 as compared to 4.02% for the third quarter of 2006. As discussed in previous releases, net interest income for the third quarter of 2006 included $527,000 in additional income from certain loans acquired in connection with the Company’s acquisition of Heritage Financial Holding Corporation. This additional interest income increased the Company’s net interest margin 9 basis points and earnings by $0.02. On a linked quarter basis, net interest margin was 3.52% for the third quarter of 2007 as compared to 3.66% for the second quarter of 2007.

Noninterest income increased 14.8% to $13.4 million for the third quarter of 2007 from $11.7 million for the third quarter of 2006. The Capital acquisition contributed $688,000 in noninterest income for the third quarter of 2007. Excluding Capital’s noninterest income, the Company’s noninterest income increased 8.9% as compared to the third quarter of 2006.

Noninterest expense was $26.7 million for the third quarter of 2007, up 15.8% compared to $23 million for the third quarter of 2006. The acquisition of Capital increased noninterest expenses $3.6 million for the third quarter of 2007. Excluding these noninterest expenses, the Company’s noninterest expenses decreased $13,000 as compared to the third quarter of 2006.

Annualized net charge-offs as a percentage of average loans were 0.06% for the third quarter of 2007, down from 0.13% for the third quarter of 2006. Non-performing loans as a percentage of total loans were 0.57% at September 30, 2007, as compared to 0.62% at December 31, 2006 and 0.46% at September 30, 2006. Nonperforming loans were $14.8 million at September 30, 2007 as compared to $11.3 million at December 31, 2006 and $8.1 million at September 30, 2006. The increase in non-performing loans at September 30, 2007 as compared to prior periods is attributable to the acquisition of Capital and the addition of two large loans in our Alabama market. The allowance for loan losses as a percentage of loans was 1.04% at September 30, 2007, as compared to 1.07% at December 31, 2006 and 1.10% at September 30, 2006. The Company increased the provision for loan losses $413,000 for the third quarter of 2007, as compared to the same period in 2006, due to the aforementioned increase in non-performing loans and loan growth.

“During the third quarter of 2007, we set the stage for future growth in our key markets by moving forward with the full integration of Capital in Nashville and by hiring a new State President to oversee our Alabama Division operations.”

CONFERENCE CALL INFORMATION:

A live audio webcast of a conference call with analysts will be available beginning at 10:00 a.m. Eastern time on Wednesday, October 17, 2007, through the Company’s website: www.renasant.com, and through Thompson/CCBN’s individual investor center at www.fulldisclosure.com, or any of Thompson/CCBN’s Investor Distribution Network websites. The event will be archived on the Company’s website for 90 days. If Internet access is unavailable, the conference may also be heard live (listen-only) via telephone by dialing: 1-800-291-9234 in the United States and entering the participant passcode 76542886. International participants should dial (617) 614-3923 and enter the participant passcode 76542886.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank and Renasant Insurance. As of September 30, 2007, Renasant has assets of approximately $3.6 billion and operates 70 banking, mortgage and insurance offices in Mississippi, Tennessee and Alabama.

NOTE TO INVESTORS:

This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.

Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

###

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2007			2006				Q3 2007— Q3 2006 Percent Variance	For the Nine Months Ended September 30,
Statement of earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2007	2006	Percent Variance

Interest income—taxable equivalent basis	$57,571	$44,399	$42,534	$41,654	$40,916	$38,437	$36,632	40.71	$144,504	$115,985	24.59

Interest income	$56,636	$43,541	$41,710	$40,809	$40,070	$37,597	$35,817	41.34	$141,887	$113,484	25.03
Interest expense	29,938	22,022	21,049	19,899	18,367	16,655	15,309	63.00	73,009	50,331	45.06

Net interest income	26,698	21,519	20,661	20,910	21,703	20,942	20,508	23.02	68,878	63,153	9.07

Provision for loan losses	1,313	800	750	800	900	(360)	1,068	45.89	2,863	1,608	78.05

Net interest income after provision	25,385	20,719	19,911	20,110	20,803	21,302	19,440	22.03	66,015	61,545	7.26

Service charges on deposit accounts	5,239	4,919	4,844	4,809	4,686	4,527	4,424	11.80	15,002	13,637	10.01
Fees and commissions on loans and deposits	4,104	4,060	3,728	3,530	3,662	3,659	3,003	12.07	11,892	10,324	15.19
Insurance commissions and fees	930	918	810	868	975	868	822	(4.62)	2,658	2,665	(0.26)
Trust revenue	806	680	567	625	630	630	630	27.94	2,053	1,890	8.62
Gain (loss) on sale of securities	—	(1)	79	—	—	4	21	—	78	25	212.00
Gain on sale of mortgage loans	1,201	1,225	1,146	1,034	1,029	674	760	16.72	3,572	2,463	45.03
Other	1,166	1,066	1,503	898	731	671	1,773	59.51	3,735	3,175	17.64

Total non-interest income	13,446	12,867	12,677	11,764	11,713	11,033	11,433	14.80	38,990	34,179	14.08

Salaries and employee benefits	15,010	13,083	12,927	12,234	13,013	12,301	12,212	15.35	41,020	37,526	9.31
Occupancy and equipment	3,269	2,836	2,731	2,773	2,788	2,688	2,786	17.25	8,836	8,262	6.95
Data processing	1,425	1,265	1,202	1,124	1,122	1,053	982	27.01	3,892	3,157	23.28
Amortization of intangibles	610	391	394	396	398	414	431	53.27	1,395	1,243	12.23
Other	6,375	5,792	5,247	5,484	5,724	5,603	5,480	11.37	17,414	16,807	3.61

Total non-interest expense	26,689	23,367	22,501	22,011	23,045	22,059	21,891	15.81	72,557	66,995	8.30

Income before income taxes	12,142	10,219	10,087	9,863	9,471	10,276	8,982	28.20	32,448	28,729	12.95
Income taxes	3,845	3,132	3,125	2,914	2,839	3,233	2,481	35.44	10,102	8,553	18.11

Net income	$8,297	$7,087	$6,962	$6,949	$6,632	$7,043	$6,501	25.11	$22,346	$20,176	10.76

Basic earnings per share	0.39	$0.42	$0.45	$0.45	$0.43	$0.45	$0.42	(9.30)	1.25	$1.30	(3.85)
Diluted earnings per share	0.39	0.41	0.44	0.44	0.42	0.44	0.41	(7.14)	1.23	1.27	(3.15)

Average basic shares outstanding	21,096,156	17,029,781	15,554,515	15,534,907	15,529,002	15,504,993	15,455,763	35.85	17,913,783	15,508,589	15.51
Average diluted shares outstanding	21,437,848	17,292,914	15,865,906	15,917,314	15,904,213	15,832,310	15,743,906	34.79	18,212,909	15,841,620	14.97

Common shares outstanding	20,983,501	18,356,974	15,560,006	15,536,475	15,531,611	15,521,611	15,496,004	35.10	20,983,501	15,531,611	35.10
Cash dividend per common share	$0.170	$0.160	$0.160	$0.160	$0.160	$0.153	$0.153	6.25	$0.490	$0.467	5.00

Performance ratios
Return on average shareholders' equity	8.45%	9.74%	11.05%	10.79%	10.70%	11.68%	11.00%		9.54%	11.08%
Return on average shareholders' equity, excluding amortization expense	8.83%	10.07%	11.44%	11.17%	11.09%	12.10%	11.44%		9.90%	11.50%
Return on average assets	0.94%	1.04%	1.06%	1.07%	1.05%	1.14%	1.07%		1.00%	1.08%
Return on average assets, excluding amortization expense	0.98%	1.07%	1.10%	1.11%	1.08%	1.18%	1.12%		1.04%	1.13%

Net interest margin (FTE)	3.52%	3.66%	3.67%	3.78%	4.02%	3.96%	3.99%		3.60%	3.99%
Yield on earning assets (FTE)	7.32%	7.25%	7.27%	7.23%	7.29%	7.00%	6.86%		7.29%	7.05%
Average earning assets to average assets	88.71%	89.74%	89.13%	88.95%	88.46%	88.66%	88.16%		89.18%	88.45%
Average loans to average deposits	94.02%	87.00%	86.12%	87.91%	86.55%	85.06%	85.66%		89.41%	85.52%

Noninterest income (less securities gains/ losses) to average assets	1.52%	1.89%	1.92%	1.82%	1.85%	1.78%	1.88%		1.75%	1.84%
Noninterest expense to average assets	3.01%	3.43%	3.43%	3.40%	3.63%	3.56%	3.61%		3.26%	3.60%
Net overhead ratio	1.49%	1.54%	1.51%	1.58%	1.79%	1.78%	1.73%		1.51%	1.77%
Efficiency ratio (FTE)	64.97%	66.30%	65.87%	65.67%	67.26%	67.22%	66.83%		65.67%	67.11%

*Percent variance not meaningful

Share and per share amounts have been restated to reflect the three-for-two stock split issued August 28, 2006

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2007			2006				Q3 2007- Q3 2006 Percent Variance	For the Nine Months Ended September 30,
Average balances	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2007	2006	Percent Variance
Total assets	$3,515,669	$2,735,556	$2,663,515	$2,569,719	$2,517,189	$2,485,527	$2,456,602	39.67	$2,973,780	$2,486,841	19.58
Earning assets	3,118,727	2,454,953	2,373,908	2,285,878	2,226,598	2,203,677	2,165,821	40.07	2,651,989	2,199,584	20.57
Securities	548,612	476,742	444,420	439,383	446,098	448,905	412,670	22.98	490,371	436,673	12.30
Loans, net of unearned	2,557,185	1,954,517	1,885,122	1,828,637	1,770,135	1,721,426	1,689,106	44.46	2,134,737	1,727,189	23.60
Intangibles	194,743	97,697	98,094	98,554	98,955	99,359	99,854	96.80	129,142	99,415	29.90

Non-interest bearing deposits	298,278	257,273	$258,071	$260,823	$269,051	$258,886	$256,548	10.86	$272,065	$261,626	3.99
Interest bearing deposits	2,389,220	1,951,730	1,899,474	1,780,128	1,732,532	1,733,865	1,689,671	37.90	2,081,915	1,718,653	21.14
Total deposits	2,687,498	2,209,003	2,157,545	2,040,951	2,001,583	1,992,751	1,946,219	34.27	2,353,980	1,980,279	18.87
Other borrowings	385,589	201,743	212,762	241,642	239,295	225,201	245,093	61.14	270,035	236,508	14.18
Shareholders' equity	389,621	291,864	255,470	255,494	245,946	241,841	239,771	58.42	313,199	243,372	28.69

Asset quality data
Nonaccrual loans	$12,657	$5,905	$6,368	$7,821	$6,264	$5,978	$2,509	102.06	$12,657	$6,264	102.06
Loans 90 past due or more	2,125	1,648	3,913	3,467	1,798	1,745	1,546	18.19	2,125	1,798	18.19

Non-performing loans	14,782	7,553	10,281	11,288	8,062	7,723	4,055	83.35	14,782	8,062	83.35
Other real estate owned and repossessions	3,168	2,309	2,897	4,579	3,502	3,697	3,922	(9.54)	3,168	3,502	(9.54)

Non-performing assets	$17,950	$9,862	$13,178	$15,867	$11,564	$11,420	$7,977	55.22	$17,950	$11,564	55.22

Net loan charge-offs (recoveries)	$377	$277	$202	$566	$590	$(877)	$958	(36.10)	$856	$671	27.57
Allowance for loan losses	26,926	20,605	20,082	19,534	19,300	18,990	18,473	39.51	26,926	19,300	39.51
Non-performing loans / total loans	0.57%	0.38%	0.54%	0.62%	0.46%	0.45%	0.24%		0.57%	0.46%
Non-performing assets / total assets	0.50%	0.35%	0.48%	0.61%	0.46%	0.46%	0.32%		0.50%	0.46%
Allowance for loan losses / total loans	1.04%	1.04%	1.06%	1.07%	1.10%	1.10%	1.11%		1.04%	1.10%
Allowance for loan losses / non-performing loans	182.15%	272.81%	195.33%	173.05%	239.39%	245.89%	455.56%		182.15%	239.39%
Annualized net loan charge-offs / average loans	0.06%	0.06%	0.04%	0.12%	0.13%	-0.20%	0.23%		0.05%	0.05%

Balances at period end
Total assets	$3,584,519	$2,791,295	$2,754,930	$2,611,356	$2,530,892	$2,503,333	$2,509,220		$3,584,519	$2,530,892	41.63
Earning assets	3,168,182	2,494,569	2,460,185	2,315,431	2,245,428	2,208,320	2,205,706		3,168,182	2,245,428	41.09
Securities	543,017	460,606	462,588	428,065	438,287	434,567	429,169		543,017	438,287	23.90
Mortgage loans held for sale	25,911	38,048	29,098	38,672	32,134	36,519	34,099		25,911	32,134	(19.37)
Loans, net of unearned	2,588,563	1,977,941	1,889,799	1,826,762	1,761,842	1,729,861	1,664,479		2,588,563	1,761,842	46.92
Intangibles	196,643	97,286	97,902	98,296	98,760	99,159	99,575		196,643	98,760	99.11

Non-interest bearing deposits	$315,813	$274,336	$273,726	$271,237	$257,764	$272,686	$272,672		$315,813	$257,764	22.52
Interest bearing deposits	2,348,064	1,949,018	1,991,620	1,837,728	1,727,650	1,710,780	1,759,073		2,348,064	1,727,650	35.91
Total deposits	2,663,877	2,223,354	2,265,346	2,108,965	1,985,414	1,983,466	2,031,745		2,663,877	1,985,414	34.17
Other borrowings	483,988	218,045	200,764	216,423	264,983	252,671	214,054		483,988	264,983	82.65
Shareholders' equity	392,312	316,634	258,566	252,704	250,622	241,043	239,418		392,312	250,622	56.54

Market value per common share	$21.63	$22.74	$24.68	$30.63	$28.07	$26.90	$24.63		$21.63	$28.07	(22.94)
Book value per common share	18.70	17.25	16.62	16.27	16.14	15.53	15.45		18.70	16.14	15.86
Tangible book value per common share	9.32	11.95	10.33	9.94	9.78	9.14	9.02		9.32	9.78	(4.63)
Shareholders' equity to assets (actual)	10.94%	11.34%	9.39%	9.68%	9.90%	9.63%	9.54%		10.94%	9.90%
Tangible capital ratio	5.78%	8.14%	6.05%	6.14%	6.24%	5.90%	5.80%		5.78%	6.24%
Leverage ratio	8.26%	11.02%	8.85%	8.60%	8.79%	8.67%	8.59%		8.26%	8.79%

Detail of Loans by Category
Commercial, financial, agricultural	$336,157	$265,062	$243,274	$236,741	$231,361	$230,890	$206,914		$336,157	$231,361	45.30
Lease financing	2,906	3,409	3,833	4,234	4,617	5,284	6,548		2,906	4,617	(37.06)
Real estate—construction	401,652	247,241	231,311	242,669	234,667	229,969	196,228		401,652	234,667	71.16
Real estate—1-4 family mortgages	841,266	669,557	654,604	636,060	614,143	593,174	578,931		841,266	614,143	36.98
Real estate—commercial mortgages	925,001	715,408	676,015	629,354	599,314	594,121	595,589		925,001	599,314	54.34
Installment loans to individuals	81,581	77,264	80,762	77,704	77,740	76,423	80,269		81,581	77,740	4.94

Loans, net of unearned	$2,588,563	$1,977,941	$1,889,799	$1,826,762	$1,761,842	$1,729,861	$1,664,479		$2,588,563	$1,761,842	46.92

*Percent variance not meaningful

Share and per share amounts have been restated to reflect the three-for-two stock split issued August 28, 2006